UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 10, 2007

                  THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

     100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

           (414) 905-1000
(Registrant's telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

        Pursuant to The Marcus Corporation Variable Incentive Plan, the following fiscal 2007 bonuses were granted thereunder to the following executive officers:

Stephen H. Marcus	$492,768
Douglas A. Neis	$ 77,644
Bruce J. Olson	$157,961
William J. Otto	$ 91,872
Thomas F. Kissinger	$ 84,252
Gregory S. Marcus	$ 92,512

        Additionally, as a result of the Company’s successful consummation of its acquisition of 11 theatres from Cinema Entertainment Corporation in April 2007, Messrs. Neis, Olson, Kissinger and G. Marcus were granted special compensation in the amount of $10,000, $15,000, $15,000 and $10,000, respectively, to reward them for their important role in that transaction.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: September 11, 2007	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer